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                                                                    EXHIBIT 10.9

                                 LEASE PURCHASE

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LESSEE:  MCDERMOTT RESTAURANTS, INC.    LESSOR:  BANK OF AMERICA, N.A.
         7373 E. DOUBLETREE RANCH RD.            C/O AZ BUSINESS LOAN PROCESSING
         SUITE 130                               201 EAST WASHINGTON STREET
         SCOTTSDALE, AZ 85058-2141               PHOENIX, AZ 85004
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         DESCRIPTION OF COLLATERAL: PURCHASE MONEY SECURITY INTEREST IN ALL
INVENTORY, CHATTEL PAPER, ACCOUNTS, EQUIPMENT AND GENERAL INTANGIBLES; WHETHER ANY OF THE FOREGOING IS OWNED NOW OR ACQUIRED LATER; ALL ACCESSIONS, ADDITIONS, REPLACEMENTS, AND SUBSTITUTIONS RELATING TO ANY OF THE FOREGOING; ALL RECORDS OF ANY KIND RELATING TO ANY OF THE FOREGOING; ALL PROCEEDS RELATING TO ANY OF THE FOREGOING (INCLUDING INSURANCE, GENERAL INTANGIBLES AND OTHER ACCOUNTS PROCEEDS)

         TOTAL AMOUNT FINANCED:          $850,000.00

         TERMS OF RENTAL PAYMENTS:       NUMBER OF PAYMENTS:  60
                                         MONTHLY PAYMENT: $16,890,54

         FIRST MONTHLY PAYMENT IS PAYABLE ON NOVEMBER 27, 2001 AND THEREAFTER ON THE SAME DAY OF EACH CONSECUTIVE MONTH.

THIS LEASE PURCHASE (the "Lease") is entered into between MCDERMOTT RESTAURANTS, INC., (the "Lessee") and Bank of America, N.A. (the "Lessor") dated as of the date set forth below.

Lessee wishes to purchase certain equipment and has requested that Lessor provide the financing for such equipment pursuant to the terms of this Lease. In consideration of the foregoing and other valuable consideration, Lessor and Lessee agree as follows:

LEASE. Lessor and Lessee agree that Lessor will finance pursuant to the provisions of this Lease the equipment described herein (the items of equipment subject hereto, together with all attachments, accessions, accessories, parts, and additions to and all replacements of and substitutions for such equipment, whether now owned or hereafter acquired, whether now existing or hereafter arising, individually and collectively called the "Equipment").

TERM. Subject to the conditions stated herein, the term of this Lease (the "Term") for the Equipment financed pursuant to this Lease shall commence on the later of (a) the date of this Lease, or (b) the date of delivery of the Equipment, but in no event later than the date set forth above for first monthly payment.

PAYMENTS. Lessee agrees to pay the total amount of payments (the "Payments") for the financing of the Equipment in the amounts and at the times which are indicated herein, plus such additional amounts as may be provided herein. Payments shall be made as indicated herein, at the address of Lessor stated above or as otherwise provided to Lessee in writing. Lessee agrees
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that Lessor shall have the right to satisfy any Payments due under this Lease by directly charging any account of Lessee with Lessor or with any affiliate bank of Lessor.

NO ABATEMENT OF PAYMENTS. There will be no abatement or reduction of Payments by Lessee for any reason, including but not limited to, any defense, recoupment, setoff, counterclaim, or any claim arising out of or related to any defects, damages, malfunctions, breakdowns, infirmities, losses or thefts of the Equipment. Lessee assumes and shall bear the entire risk of loss and damage to the Equipment from any cause whatsoever, it being the intention of the parties that the Payments and any other sums required to be paid to Lessor hereunder shall be paid ,in all events unless the obligation of Lessee to make Payments is terminated as otherwise provided herein.

PREPAYMENT. Lessee may pay without penalty all or a portion of the amount owed earlier than it is due. Early Payments will not, unless agreed to by Lessor in writing, relieve Lessee of Lessee's obligation to continue to make Payments under the payment schedule. Rather, they will reduce the principal balance due and may result in Lessee making fewer Payments.

EARLY TERMINATION. Lessor reserves the right, if requested by Lessee to remove an item of Equipment from this Lease, to require that all Payments due under the Lease be paid in full (less such amount as is attributable to the unearned interest component of such Payments based upon a simple interest accrual method, and the rate implicit in the Payments, as determined by Lessor in its discretion) whereupon the Lessor will release its interest in all of the Equipment subject to this Lease. Should Lessor consent to Lessee's request to remove an item of Equipment from this Lease and not require payment in full, and provided that no Event of Default has occurred, Lessee may do so upon payment of the remaining Payments for such item of Equipment less such amount as is attributable to the unearned interest component of such Payments based upon a simple interest accrual method, and the rate implicit in the Payments, as determined by Lessor in its discretion. Upon such payment, Lessor will release its interest in the respective item of Equipment and the item of Equipment shall no longer be subject to this Lease.

LATE CHARGES. Should Lessee fail to pay any part of the Payments or any other sum required to be paid to Lessor hereunder, within 15 DAYS AFTER THE DUE DATE THEREOF, LESSEE SHALL PAY A LATE PAYMENT CHARGE EQUAL TO 4.00% OF THE DELINQUENT PAYMENT.

SECURITY INTEREST. Notwithstanding that this instrument is referred to as a "Lease", Lessee will at all times hold title to the Equipment during the Term. Lessor and Lessee acknowledge this instrument is a lease intended as security and is not intended to constitute a lease for tax or accounting purposes. Use of the term "Lease" in the title of this instrument is solely for the convenience of the parties hereto. Lessee hereby grants to Lessor a security interest in the Equipment, whether now or hereafter covered by this Lease, together with all of the following, whether now owned or hereafter acquired, whether now existing or hereafter arising, and wherever located:

          (a)  The Equipment.

          (b) All documents covering the Equipment and all accounts, contract rights, general intangibles, instruments, rents, monies, payments, and all other rights, arising out of a sale, lease, or other disposition of the Equipment.

          (c) All proceeds (including insurance proceeds) from the sale, destruction, loss, or other disposition of the Equipment.

          (d) All records and data relating to the Equipment, whether in the form of a writing, photograph, microfilm, microfiche, or electronic media, together with all of Lessee's right, title, and interest in and to all computer software required to utilize, create, maintain, and process any such records or data on electronic media.

The security interest granted herein shall secure all indebtedness and obligations of Lessee to Lessor under this Lease, whether for Payments in respect of the same Equipment, Payments in respect of other Equipment, costs or expenses, or otherwise.

OBLIGATIONS OF LESSEE.  Lessee warrants and covenants to Lessor as follows:

          ORGANIZATION. Lessee is a corporation which is duly organized, validly existing, and in good standing under the laws of the state of Lessee's organization. Lessee has its chief executive office at the address specified at the beginning of this Lease. Lessee will notify Lessor of any change in the location of Lessee's chief executive office.

          PERFECTION OF SECURITY INTEREST. Lessee agrees to execute such financing statements, notices of lien, and powers of attorney, and to take whatever other actions are requested by Lessor to perfect and continue Lessor's security interest in the Equipment, including the delivery to Lessor of all certificates of title (showing Lessor as legal owner or lienholder if required by law to perfect Lessor's security interest in the item of Equipment) or manufacturer's certificates of origin. Lessee hereby irrevocably appoints Lessor as its attorney-in-fact for the purpose of executing any documents necessary to perfect or to continue the security interest granted in this Lease or pursuant hereto, or to more specifically identify the Equipment so as to ensure the validity and perfection of such security interest. Lessor may at any time, and without further authorization from Lessee, file a carbon, photographic or other reproduction of any financing statement or of this Lease for use as a financing statement.
          Lessee will reimburse Lessor for all expenses for the perfection and the continuation of the perfection of Lessor's security interest in the Equipment. Lessee promptly will notify Lessor of any change in Lessee's name including any change to the assumed or fictitious business names of Lessee.

          REMOVAL OF EQUIPMENT. Lessee shall keep the Equipment at Lessee's address shown above, or at such other locations as are acceptable to Lessor. Lessee shall not remove the Equipment from its existing locations without the prior written consent of Lessor. To the extent that the Equipment consists of vehicles, or other titled property, Lessee shall not take or permit any action which would require application for certificates of title for any vehicle outside the State of Nevada, without the prior written consent of Lessor.

          TRANSACTIONS INVOLVING EQUIPMENT. Lessee shall not sell, lease, or otherwise transfer or dispose of the Equipment. Lessee shall not pledge, assign, sublease, mortgage, encumber or otherwise permit the Equipment to be subject to any lien, security interest, encumbrance, or charge, other than the security interest provided for in this Lease, without the prior written consent of Lessor. This includes security interests even if junior in right to the security interests granted under this Lease. Unless waived by Lessor, all proceeds from any disposition of the Equipment (for whatever reason) shall be held in trust for Lessor and shall not be commingled with any other funds; provided however, this requirement shall not constitute consent by Lessor to any sale or other disposition. Upon receipt, Lessee shall immediately deliver any such proceeds to Lessor.

          TITLE. Lessee represents and warrants to Lessor that it holds good and marketable title to the Equipment, free and clear of all liens and encumbrances except for the lien of this Lease. No financing statement covering any of the Equipment is on file in any public office other than those which reflect the security interest created by this Lease. Lessee agrees to protect and defend Lessor's rights in the Equipment against the claims and demands of all other persons.

          MAINTENANCE AND INSPECTION OF EQUIPMENT. Lessee shall maintain all Equipment in good condition and repair. Lessee will not commit or permit damage to or destruction of the Equipment or any part of the Equipment. Lessor and its designated representatives and agents shall have the right at all times to examine, inspect, and audit the Equipment wherever located. Lessee shall immediately notify Lessor of all cases involving the repossession, loss or damage of or to any Equipment; of any dispute arising with respect to the Equipment; and generally of all events affecting the Equipment or the value thereof.

          PERSONAL PROPERTY. The Equipment is, and shall at all times be and remain, personal property notwithstanding that the Equipment or any part thereof may now be, or hereafter become, in any manner affixed or attached to real property or any building thereon. Upon request of Lessor, Lessee shall obtain, as to any place where the Equipment is located, a waiver from the landlord and mortgagee thereof with respect to any rights they may have in and to the Equipment or the rights of levy or seizure thereon.

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         TAXES, ASSESSMENTS AND LIENS. Lessee will pay when due all taxes, assessments and liens upon the Equipment, its use or operation, or upon this Lease. Lessee may withhold any such payment or may elect to contest any lien if Lessee is in good faith conducting an appropriate proceeding to contest the obligation to pay and so long as Lessor's interest in the Equipment is not, in Lessor's sole opinion, thereby jeopardized. If the Equipment is subjected to a lien which is not discharged within fifteen (15) days, Lessee shall deposit with Lessor cash, a sufficient corporate surety bond or other security satisfactory to Lessor in an amount adequate to provide for the discharge of the lien plus any interest, costs or other charges that could accrue as a result of foreclosure or sale of the Equipment. In any contest Lessee shall defend itself and Lessor and shall satisfy any final adverse judgment before enforcement against the Equipment. Lessee shall name Lessor as an additional obligee under any surety bond furnished in the contest proceedings.

         COMPLIANCE WITH GOVERNMENTAL REQUIREMENTS. Lessee shall comply promptly with all laws, ordinances and regulations of all governmental authorities applicable to the Equipment. Lessee may contest in good faith any such law, ordinance or regulation and withhold compliance during any proceeding, including appropriate appeals, so long as Lessor's interest in the Equipment, in Lessor's opinion, is not jeopardized.

         MAINTENANCE OF CASUALTY INSURANCE. Lessee shall procure and maintain all risks insurance, including without limitation fire, theft and liability coverage together with such other insurance as Lessor may require with respect to the Equipment, in form, amounts, coverages and basis reasonably acceptable to Lessor and issued by a company or companies reasonably acceptable to Lessor. Lessee, upon request of Lessor, will deliver to Lessor from time to time the policies or certificates of insurance in form satisfactory to Lessor, including stipulations that coverages will not be cancelled or diminished without at least thirty (30) days prior written notice to Lessor and not including any disclaimer of the insurer's liability for failure to give such a notice. In connection with all policies covering Equipment Lessee will provide Lessor with such loss payable or other endorsements as Lessor may require. If Lessee at any time fails to obtain or maintain any insurance as required under this Lease, Lessor may (but shall not be obligated to) obtain such insurance as Lessor deems appropriate, including if it so chooses "single interest insurance," which will cover only Lessor's interest in the Equipment.

         APPLICATION OF INSURANCE PROCEEDS. Lessee shall promptly notify Lessor of any loss or damage to the Equipment. Lessor may present proof of loss to Lessee's insurer if Lessee fails to do so within fifteen (15) days of the casualty. All proceeds of any insurance on the Equipment, including accrued interest thereon, shall be held by Lessor as part of the security for the indebtedness. If Lessor consents to repair or replacement of the damaged or destroyed Equipment, Lessor shall, upon satisfactory proof of expenditure, pay or reimburse Lessee from the proceeds for the reasonable cost of repair or restoration. If Lessor does not consent to repair or replacement of the Equipment, Lessor shall retain a sufficient amount of the proceeds to pay the remaining Payments due under this Lease less such amount as is attributable to the unearned interest component of such Payments based upon a simple interest accrual method, and the rate implicit in the Payments, as determined by Lessor in its discretion, and shall pay the balance, if any, to Lessee. Any proceeds which have been disbursed within six (6) months after their receipt and which Lessee has not committed to the repair or restoration of the Equipment shall be used to pay the indebtedness.

         INSURANCE REPORTS. Lessee, upon request of Lessor, shall furnish to Lessor reports on each existing policy of insurance showing such information as Lessor may reasonably request including the following:
         (a) the name of the insurer; (b) the risks insured; (c) the amount of the policy; (d) the property insured; (e) the then current value on the basis of which insurance has been obtained and the manner of determining that value; and (f) the expiration date of the policy. In addition, Lessee shall at Lessee's cost and upon request by Lessor (however not more often than annually) have an independent appraiser satisfactory to Lessor determine, as applicable, the cash value or replacement cost of the Equipment.

         BUSINESS PURPOSES. The Equipment will be used solely for business or commercial purposes.

         SALE OF ASSETS. Lessee shall not convey, lease, sell, transfer or assign all or substantially all of its assets, and shall not liquidate or discontinue its normal operations with intent to liquidate, without the prior written consent of Lessor.

LESSEE'S RIGHT TO POSSESSION. Until an Event of Default, Lessee may have possession and beneficial use of all the Equipment and may use it in any lawful manner not inconsistent with this Lease. If Lessor at any time has possession of any Equipment, whether before or after an Event of Default, Lessor shall be deemed to have exercised reasonable care in the custody and preservation of the Equipment if Lessor takes such action for that purpose as Lessee shall request or as Lessor, in Lessor's sole discretion, shall deem appropriate under the circumstances, but failure to honor any request by Lessee shall not of itself be deemed to be a failure to exercise reasonable care. Lessor shall not be required to take any steps necessary to preserve any rights in the Equipment against prior parties, nor to protect, preserve or maintain any security interest given to secure the Equipment.

EXPENDITURES BY LESSOR. If not discharged or paid when due, Lessor may (but shall not be obligated to) discharge or pay any amounts required to be discharged or paid by Lessee under this Lease, including without limitation all taxes, liens, security interests, encumbrances, and other claims, at any time levied or placed on the Equipment. Lessor also may (but shall not be obligated to) pay all costs for insuring, maintaining and preserving the Equipment. All such expenditures incurred or paid by Lessor for such purposes will then bear interest from the date incurred or paid by Lessor to the date of repayment by Lessee at a rate equal to 1.5% per month, or the highest rate permitted by applicable law, if less.

All such expenses shall become a part of the indebtedness hereunder and, at Lessor's option, will (a) be payable on demand, (b) be apportioned among and be payable with any Payments to become due during either (i) the term of any applicable insurance policy or (ii) the remaining Term of the Payments or (c) be treated as a balloon payment which will be due and payable with the respective final Payments. The security interests granted pursuant to this Lease also will secure payment of these amounts. Such right shall be in addition to all other rights and remedies to which Lessor may be entitled upon the occurrence of an Event of Default.

RIGHT OF SETOFF. Lessee grants to Lessor a contractual possessory security interest in, and hereby assigns, conveys; delivers, pledges, and transfers to Lessor all Lessee's right, title and interest in and to, Lessee's accounts with Lessor (whether checking, savings, or some other account), including without limitation all accounts held jointly with someone else and all accounts Lessee may open in the future, excluding however all IRA, Keogh, and trust accounts. Lessee authorizes Lessor, to the extent permitted by applicable law, to charge or setoff all sums owing on the indebtedness against any and all such accounts.

EVENTS OF DEFAULT. Each of the following shall constitute an event of default (an "Event of Default") under this Lease:

         DEFAULT ON INDEBTEDNESS. Failure of Lessee to make any Payment when due.

         OTHER INDEBTEDNESS. Failure of Lessee to make any payment when due of any other indebtedness of Lessee to Lessor or to any affiliate of Lessor.

         OTHER DEFAULTS. Failure of Lessee to comply with or to perform any other term, obligation, covenant or condition contained in this Lease or in any other agreement between Lessor, or any affiliate of Lessor, and Lessee, or Lessee dies or becomes incompetent.

         FALSE STATEMENTS. Any warranty, representation, statement or report made or furnished to Lessor by or on behalf of Lessee under this Lease is false or misleading in any material respect, either now or at the time made or furnished.

         DEFECTIVE LEASE. This Lease ceases to be in full force and effect (including failure to create a valid, first perfected security interest or lien) at any time and for any reason.

         INSOLVENCY. The dissolution or termination of Lessee's existence as a going business, the insolvency of Lessee, the appointment of a receiver for any part of Lessee's property, any assignment for the benefit of creditors, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Lessee.

         CREDITOR PROCEEDINGS. Commencement of foreclosure proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Lessee or by any governmental agency against the Equipment or any other collateral securing the indebtedness. This includes a garnishment of any of Lessee's deposit accounts with Lessor.

         EVENTS AFFECTING GUARANTOR. Any of the preceding events occurs with respect to any guarantor of any of the Payments or other indebtedness hereunder or such guarantor dies or becomes incompetent.

RIGHTS AND REMEDIES ON DEFAULT. If an Event of Default occurs under this Lease, to the extent permitted by law, interest shall accrue on amounts owed hereunder at such interest

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rate as Lessor shall determine in its sole discretion, up to the maximum interest rate allowed by law, or if none, 18% per annum. Also, if an Event of Default occurs, at any time thereafter, Lessor shall have all the rights of a secured party under the State of Uniform Commercial Code. In addition and without limitation, Lessor may exercise any one or more of the following rights and remedies:

         ACCELERATE INDEBTEDNESS. Lessor may declare all Payments (less such amount as is attributable to the unearned interest component of such Payments based upon a simple interest accrual method, and the rate implicit in the Payments, as determined by Lessor in its discretion), and other indebtedness hereunder immediately due and payable, without notice.

         ASSEMBLE EQUIPMENT. Lessor may require Lessee to deliver to Lessor all or any portion of the Equipment and any and all certificates of title and other documents relating to the Equipment. Lessor may require Lessee to assemble the Equipment and make it available to Lessor at a place to be designated by Lessor. Lessor also shall have full power to enter upon the property of Lessee to take possession of and remove the Equipment. If the Equipment contains other goods not covered by this Lease at the time of repossession, Lessee agrees Lessor may take such other goods, provided that Lessor makes reasonable efforts to return them to Lessee after repossession.

         SELL THE EQUIPMENT. Lessor shall have the full power to sell, lease, transfer, or otherwise deal with the Equipment or proceeds thereof in its own name or that of Lessee. Lessor may sell the Equipment at public auction or private sale. Unless the Equipment threatens to decline speedily in value or is of a type customarily sold on a recognized market, Lessor will give Lessee reasonable notice of the time after which any private sale or any other intended disposition of the Equipment is to be made. The requirements of reasonable notice shall be met if such notice is given at least ten (10) days before the time of the sale or disposition. All expenses relating to the disposition of the Equipment, including without limitation the expenses of retaking, holding, insuring, preparing for sale and selling the Equipment, shall become a part of the indebtedness secured by this security interest granted pursuant to this Lease and shall be payable on demand, with such interest rate as Lessor shall determine in its sole discretion, up to the maximum amount allowed by law, or if none, 18% per annum.

         APPOINT RECEIVER. To the extent permitted by applicable law, Lessor shall have the following rights and remedies regarding the appointment of a receiver: (a) Lessor may have a receiver appointed as a matter of right, (b) the receiver may be an employee of Lessor and may serve without bond, and (c) all fees of the receiver shall become part of the indebtedness secured by the security interest granted pursuant to the Lease and shall be payable on demand, with such interest rate as Lessor shall determine in its sole discretion, up to the maximum amount allowed by law, or if none, 18% per annum.

         OBTAIN DEFICIENCY. If Lessor chooses to sell any or all of the Equipment, Lessor may obtain a judgment against Lessee and/or any guarantor for any deficiency remaining on the indebtedness due to Lessor after application of all amounts received from the exercise of the rights provided in this Lease.

         OTHER RIGHTS AND REMEDIES. Lessor shall have all the rights and remedies of a secured creditor under the provisions of the Uniform Commercial Code, as amended from time to time. In addition, Lessor shall have and may exercise any or all other rights and remedies it may have available at law, in equity, or otherwise.

         CUMULATIVE REMEDIES. All of Lessor's rights and remedies, whether evidenced by this Lease or by any other writing, shall be cumulative and may be exercised singularly or concurrently. Election by Lessor to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of Lessee, after Lessee's failure to perform, shall not affect Lessor's right to declare an Event of Default and to exercise its remedies.

INDEMNIFICATION. Lessee hereby agrees to indemnify, protect and save Lessor or its assigns harmless from any and all liabilities, liens, obligations, losses, claims, damages, actions, suits, proceedings, costs and expenses, including attorneys' fees, imposed or incurred by or asserted against Lessor or its assigns, arising out of, connected with, or resulting directly or indirectly from the Equipment, including without limitation, the manufacture, purchase, lease, possession, Operation, condition (including all defects whether or not discoverable by either party hereto), delivery, selection, use, or return of the Equipment, including but not limited to any of the foregoing giving rise to or causing personal injury, environmental liability, property damage, or death, or by operation of law. Lessee shall give Lessor or its assigns prompt written notice of any matter hereby indemnified against and agrees that upon notice by Lessor or its assigns of the assertion of such a claim, action, damage, obligation, liability or lien, Lessee shall assume full responsibility for the defense thereof. All of Lessor's rights and privileges arising from the indemnities contained in this Lease shall survive the expiration or earlier termination of this Lease, and such indemnities are expressly made for the benefit of, and shall be enforceable by Lessor, its successors and assigns.

MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Lease.

         AMENDMENTS. This Lease, together with any related documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Lease. No alteration of or amendment to this Lease shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

         APPLICABLE LAW. This Lease has been delivered to Lessor and accepted by Lessor in the State of Nevada. This Lease shall be governed by and construed in accordance with the laws of the State of Nevada.

         CAPTION HEADINGS. Caption headings in this Lease are for convenience purposes only and are not to be used to interpret or define the provisions of this Lease.

         COSTS AND EXPENSES. Lessee agrees to pay upon demand all of Lessor's out-of-pocket expenses, including reasonable attorneys' fees, incurred in connection with the preparation, execution, enforcement and collection of this Lease or in connection with the financing pursuant to this Lease. Lessor may pay someone else to help collect the indebtedness and to enforce this Lease, and Lessee will pay that amount. This includes, subject to any limits under applicable law, Lessor's reasonable attorneys' fees and Lessor's legal expenses, whether or not there is a lawsuit or an arbitration proceeding, including reasonable attorneys' fees for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Lessee also will pay any court costs, in addition to all other sums provided by law.

         NOTICES. All notices required to be given under this Lease shall be given in writing, may be sent by telefacsimile (unless otherwise required by law) and shall be effective when actually delivered or when deposited with a nationally recognized overnight courier or deposited in the United States mail, first class, postage prepaid, addressed to the party to whom the notice is to be given at the address shown above. Any party may change its address for notices under this Lease by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party's address. To the extent permitted by applicable law, if there is more than one Lessee, notice to any Lessee will constitute notice to all Lessees. For notice purposes, Lessee agrees to keep Lessor informed at all times of Lessee's current address(es).

         POWER OF ATTORNEY. Lessee hereby appoints Lessor as its true and lawful attorney-in-fact, irrevocably, with full power of substitution to do the following: (a) to demand, collect, receive, receipt for, sue and recover all sums of money or other property which may now or hereafter become due, owing or payable from the Equipment or its proceeds; (b) to execute, sign and endorse any and all claims, instruments, receipts, checks, drafts or warrants issued in respect of the Equipment or its proceeds; (c) to settle or compromise any and all claims arising under the Equipment, and, in the place and stead of Lessee, to execute and deliver its release and settlement for the claim; and (d) to file any claim or claims or to take any action or institute or take part in any proceedings, either in its own name or in the name of Lessee, or otherwise, which in the discretion of Lessor may seem to be necessary or advisable. This power is given as security for the indebtedness, and the authority hereby conferred is and shall be irrevocable and shall remain in full force and effect until renounced by Lessor.

         NO USURY. Notwithstanding anything to the contrary contained herein, in no event shall Lessee be required to pay an amount that violates any applicable usury or other law, and if any such limit is exceeded the amount due shall be reduced to the maximum amount permitted by law.

         SEVERABILITY. If a court of competent jurisdiction finds any provision of this Lease to be invalid or unenforceable as to any person or circumstance, such finding shall not render that provision invalid or unenforceable as to any other persons or circumstances. If feasible, any such offending provision shall be deemed to be modified, or it shall be stricken and all other provisions of this Lease in all other respects shall remain valid and enforceable.

         SUCCESSOR INTERESTS. Subject to the limitations set forth above On transfer of the Equipment, this Lease shall be binding upon and inure to the benefit of the parties, their successors and assigns. Lessee shall not, however, have the right to assign its rights or duties under this Lease, or any other interest herein, without the prior written consent of Lessor. Lessor may assign its rights under this Lease without notice to or consent by Lessee.

         TIME IS OF THE ESSENCE. Time is of the essence in the performance of this Lease.

         WAIVER. Lessor shall not be deemed to have waived any rights under this Lease unless such waiver is given in writing and signed by Lessor. No delay or omission on the part of Lessor in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lessor of a provision of this Lease shall not prejudice or constitute a waiver of Lessor's right otherwise to demand strict compliance with that provision or any other provision of this Lease. No prior waiver by Lessor, nor any course of dealing between Lessor and Lessee, shall constitute a waiver of any of Lessor's rights or of any of Lessee's obligations as to any future transactions.

         DISCLAIMER OF WARRANTIES. Lessee acknowledges and agrees that it has selected each item, type, quality, quantity and supplier of the Equipment based upon its own judgment and disclaims any reliance upon any statements or representations made by Lessor, and agrees that the Equipment is of a design, size, quality, and capacity required by Lessee and is suitable for its purpose. Lessee acknowledges that Lessor is neither the manufacturer, distributor, seller, or owner of the Equipment, and that Lessor has no knowledge or familiarity with it. Lessee agrees to settle all claims, defenses, setoffs, and counterclaims it may have with any manufacturer, distributor, seller, or owner of the Equipment, and will not assert any thereof against Lessor. LESSOR MAKES NO WARRANTIES OR REPRESENTATIONS, EXPRESS OR IMPLIED, AS TO THE VALUE, DESIGN, CONDITION, MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OF THE EQUIPMENT OR ANY OTHER REPRESENTATION OR WARRANTY WITH RESPECT TO THE EQUIPMENT, AND, AS TO LESSOR, LESSEE LEASES THE EQUIPMENT AS IS.

         NO FINANCE LEASE. Lessor and Lessee agree that this Lease is not a "finance lease" under the Article of the Uniform Commercial Code that governs personal property leases. Lessee waives any right (a) to cancel or repudiate this Lease, (b) to reject or revoke acceptance of any item of Equipment, and (c) to recover from Lessor any general or consequential damages, for any reason whatsoever.

         DISCLAIMER OF TAX TREATMENT. LESSEE ACKNOWLEDGES AND AGREES THAT THE SOLE RESPONSIBILITY FOR DETERMINING THE PROPER TREATMENT OF THIS LEASE FOR FEDERAL, STATE AND LOCAL INCOME TAX PURPOSES RESTS WITH THE LESSEE. LESSOR MAKES NO REPRESENTATION AS TO THE PROPER TREATMENT OF THIS LEASE FOR SUCH PURPOSES. LESSEE IS ADVISED TO CONSULT WITH ITS TAX ADVISOR REGARDING SUCH TREATMENT.

         JURISDICTION. Lessee and Lessor consent to jurisdiction and venue in the state or federal courts in any county where Lessor maintains an office.

         ADDITIONAL PROVISION:

PRESENTATION OF ANNUAL TAX RETURNS OF BORROWER WITHIN 120 DAYS OF YEAR END.

         ARBITRATION AND WAIVER OF JURY TRIAL. ANY CLAIM OR CONTROVERSY ("CLAIM") BETWEEN THE PARTIES, WHETHER ARISING IN CONTRACT OR TORT OR BY STATUTE INCLUDING, BUT NOT LIMITED TO, CLAIMS RESULTING FROM OR RELATING TO THIS LEASE SHALL, UPON THE REQUEST OF EITHER PARTY, BE RESOLVED BY ARBITRATION IN ACCORDANCE WITH THE FEDERAL ARBITRATION ACT (TITLE 9, US CODE). ARBITRATION PROCEEDINGS WILL BE CONDUCTED IN ACCORDANCE WITH THE RULES FOR ARBITRATION OF FINANCIAL SERVICES DISPUTES OF J.A.M.S./ENDISPUTE. THE ARBITRATION SHALL BE CONDUCTED IN ANY STATE WHERE REAL PROPERTY COLLATERAL FOR THIS LEASE OR THE BANK OFFICE ORIGINATING THE CREDIT IS LOCATED. THE ARBITRATION HEARING SHALL COMMENCE WITHIN 90 DAYS OF THE DEMAND FOR ARBITRATION AND CLOSE WITHIN 90 DAYS OF COMMENCEMENT, AND ANY AWARD WHICH MAY INCLUDE LEGAL FEES SHALL BE ISSUED (WITH A BRIEF WRITTEN STATEMENT OF THE REASONS THEREFOR) WITHIN 30 DAYS OF THE CLOSE OF HEARING. ANY DISPUTE CONCERNING WHETHER A CLAIM IS ARBITRABLE OR BARRED BY THE STATUTE OF LIMITATIONS SHALL BE DETERMINED BY THE ARBITRATOR. THIS ARBITRATION PROVISION IS NOT INTENDED TO LIMIT THE RIGHT OF ANY PARTY TO EXERCISE SELF-HELP REMEDIES, TO SEEK AND OBTAIN INTERIM OR PROVISIONAL RELIEF OF ANY KIND OR TO INITIATE JUDICIAL OR NON-JUDICIAL FORECLOSURE AGAINST ANY REAL OR PERSONAL PROPERTY COLLATERAL. IF FOR ANY REASON A CLAIM IS NOT ARBITRATED, THE PARTIES IRREVOCABLY AND VOLUNTARILY AGREE TO WAIVE ANY RIGHT TO A TRIAL BY JURY IN RESPECT OF SUCH CLAIM.

LESSEE ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS LEASE, AND LESSEE AGREES TO ITS TERMS. THIS LEASE IS DATED DECEMBER 26, 2001.

LESSEE:

MCDERMOTT RESTAURANTS, INC.

BY: /S/ MICHAEL J. MCDERMOTT
    ----------------------------------
      NAME:  MICHAEL J. MCDERMOTT
      TITLE:  PRESIDENT/CEO

LESSOR:

BANK OF AMERICA, N.A.

BY: /S/ JAN HAVILL
    ----------------------------------
      JAN HAVILL

                                    GUARANTY

         GUARANTY. Each of the undersigned individuals (each, a "Guarantor"), for good and valuable consideration, jointly and severally and unconditionally and irrevocably guarantees to the above Lessor, and its successors and assigns, the payment and performance, when due, of all of the above Lessee's obligations (collectively, the "Obligations") under the above Lease. Each Guarantor further agrees to pay, jointly and severally, all fees and costs (including, without limitation, attorneys' fees) that Lessor, or its assigns, may incur in collecting the amounts due. Each Guarantor agrees that from time to time Lessor may, without notice to Guarantors and without affecting their liability: (i) release any person liable for the Obligations; (ii) extend, renew, or modify the terms of or accelerate the Obligations, in whole or in part; (iii) modify the Lease; or (iv) waive or fail to enforce any of its rights under the Lease.

         GENERAL WAIVERS. Except as prohibited by applicable law, each Guarantor waives any right to require Lessor: (i) to continue providing services to Lessee; (ii) to make any presentment, protest, demand or notice of any kind;
(iii) to proceed directly against any person, including Lessee, or any other Guarantor; (iv) to proceed directly against or exhaust any collateral held by Lessor from Lessee, any Guarantor or any other person; or (v) to pursue any other remedy within Lessor's power. Each Guarantor also waives any and all rights, claims and defenses arising by reason of: (i) any law which may prevent Lessor from bringing any action, including a claim for deficiency, against any Guarantor, before or after Lessor's commencement or completion of any foreclosure action; (ii) any election of remedies by Lessor that may adversely affect any Guarantor's subrogation or reimbursement rights;
(iii) any other defense of Lessee, any Guarantor or any other person; (iv) any right to claim discharge of the Obligations on the basis of unjustified impairment of any collateral for the Obligations; (v) any statute of limitations; or (vi) any defenses given to Guarantors at law or in equity other than actual payment and performance of the Obligations. Each Guarantor further waives any deductions to the amount guaranteed by virtue of any right of setoff, counterclaim, subrogation, counter demand, recoupment or similar right, whether asserted by Lessee or any Guarantor, until final payment of all the Obligations.

         WAIVERS OF SUBROGATION AND OTHER RIGHTS AND DEFENSES. Until final payment of all the Obligations, each Guarantor waives (i) any right of subrogation, reimbursement, indemnification, and contribution (contractual, statutory, or otherwise) arising from the existence or performance of this Guaranty, (ii) any right to enforce any remedy which Lessor now or may hereafter have against Lessee, and (iii) any benefit of, and any right to participate in, any of Lessor's collateral for the Obligations.

         INFORMATION REGARDING LESSEE. Each Guarantor acknowledges and agrees that it has the sole responsibility for, and has adequate means of, obtaining from Lessee such information concerning Lessee's financial condition and business operations as such Guarantor requires. Each Guarantor further acknowledges and agrees that Lessor has no duty, and such Guarantor is not relying on Lessor, at any time to disclose to such Guarantor any information relating to Lessee's financial condition and business operations.

         SETOFF. Each Guarantor grants to Lessor a security interest in all deposits and other accounts now or hereafter maintained by such Guarantor with Lessor (or any direct or indirect parent; subsidiary or affiliate of Lessor) including, without limitation, all accounts held jointly with another person or entity (except accounts in which a security interest is prohibited by law). Each Guarantor authorizes Lessor (and each such parent, subsidiary and affiliate) to:
(i) charge or setoff any Obligations against deposits and accounts; and (ii) administratively freeze all deposits and accounts.

         MISCELLANEOUS. If any of the Obligations are paid at any time and Lessor is required to remit such payment to Lessee's trustee in bankruptcy (or similar person) under any federal or state bankruptcy or insolvency law, the Obligations shall be considered unpaid for the purpose of enforcement of this Guaranty. No formal acceptance of this Guaranty is necessary to make it effective. This Guaranty shall be continuing. The failure of any Guarantor to sign this Guaranty shall not discharge or impair the liability of any Guarantor who signs this Guaranty. This Guaranty shall be governed by, and interpreted in accordance with, the laws of the State of Nevada.

         JURISDICTION. The parties consent to jurisdiction and venue in the state or federal courts in any county where Lessor maintains an office.

         ADDITIONAL PROVISIONS:

PRESENTATION OF ANNUAL TAX RETURNS OF GUARANTOR WITHIN 120 DAYS OF YEAR END.

         ARBITRATION AND WAIVER OF JURY TRIAL. ANY CLAIM OR CONTROVERSY ("CLAIM") BETWEEN THE PARTIES, WHETHER ARISING IN CONTRACT OR TORT OR BY STATUTE INCLUDING, BUT NOT LIMITED TO, CLAIMS RESULTING FROM OR RELATING TO THIS GUARANTY SHALL, UPON THE REQUEST OF EITHER PARTY, BE RESOLVED BY ARBITRATION IN ACCORDANCE WITH THE FEDERAL ARBITRATION ACT (TITLE 9, US CODE). ARBITRATION PROCEEDINGS WILL BE CONDUCTED IN ACCORDANCE WITH THE RULES FOR ARBITRATION OF FINANCIAL SERVICES DISPUTES OF J.A.M.S./ENDISPUTE. THE ARBITRATION SHALL BE CONDUCTED IN ANY STATE WHERE REAL PROPERTY COLLATERAL FOR THIS GUARANTY OR THE BANK OFFICE ORIGINATING THE CREDIT IS LOCATED. THE ARBITRATION HEARING SHALL COMMENCE WITHIN 90 DAYS OF THE DEMAND FOR ARBITRATION AND CLOSE WITHIN 90 DAYS OF COMMENCEMENT, AND ANY AWARD WHICH MAY INCLUDE LEGAL FEES SHALL BE ISSUED (WITH A BRIEF WRITTEN STATEMENT OF THE REASONS THEREFORE) WITHIN 30 DAYS OF THE CLOSE OF HEARING. ANY DISPUTE CONCERNING WHETHER A CLAIM IS ARBITRABLE OR BARRED BY THE STATUTE OF LIMITATIONS SHALL BE DETERMINED BY THE ARBITRATOR. THIS ARBITRATION PROVISION IS NOT INTENDED TO LIMIT THE RIGHT OF ANY PARTY TO EXERCISE SELF-HELP REMEDIES, TO SEEK AND OBTAIN INTERIM OR PROVISIONAL RELIEF OF ANY KIND OR TO INITIATE JUDICIAL OR NON-JUDICIAL FORECLOSURE AGAINST ANY REAL OR PERSONAL PROPERTY COLLATERAL. IF FOR ANY REASON A CLAIM IS NOT ARBITRATED, THE PARTIES IRREVOCABLY AND VOLUNTARILY AGREE TO WAIVE ANY RIGHT TO A TRIAL BY JURY IN RESPECT OF SUCH CLAIM.

         GUARANTOR:

         NAME: /S/ MICHAEL J. MCDERMOTT
               ------------------------
                MICHAEL J. MCDERMOTT

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